Summary Prospectus
April 30, 2018

Baron Energy and Resources Fund

Retail Shares : BENFX

Institutional Shares : BENIX

R6 Shares : BENUX

Baron Select Funds

BARON FUNDS
1987

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's Prospectus and statement of additional information, dated 4/30/18, are incorporated by reference into this summary prospectus.

Baron Energy and Resources Fund

Investment Goal

The investment goal of Baron Energy and Resources Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses after Expense Reimbursements[1]
BARON ENERGY AND RESOURCES FUND
Retail Shares	1.00%	0.25%	0.41%	1.66%	(0.31)%	1.35%
Institutional Shares	1.00%	0.00%	0.42%	1.42%	(0.32)%	1.10%
R6 Shares	1.00%	0.00%	0.40%	1.40%	(0.31)%	1.09%

[1]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, for so long as it serves as the adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.35% of average daily net assets of Retail Shares, 1.10% of average daily net assets of Institutional Shares, and 1.09% of average daily net assets of R6 Shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each

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Baron Energy and Resources Fund

year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON ENERGY AND RESOURCES FUND
Retail Shares	$137	$428	$739	$1,624
Institutional Shares	$112	$350	$606	$1,340
R6 Shares	$111	$347	$601	$1,329

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 23.48% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization. Non-U.S. securities include securities that the Adviser determines are “non-U.S.” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

Energy companies and MLPs are companies that the Adviser determines are principally in the energy industry, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and alternative energy. Energy companies and MLPs may include integrated oil companies, drilling contractors and rig owners; drilling rig and equipment manufacturers and providers of supplies and services to companies engaged in oil and gas drilling; companies engaged in the exploration, production, refining, or marketing of oil, gas and/or refined products; and companies involved in the production and mining of coal, related products, and other consumable fuels. Energy-related companies and MLPs are those with products and services related to the exploration, extraction, production, sale or distribution of energy resources.

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Baron Energy and Resources Fund

Resources companies and MLPs are companies that the Adviser determines are principally engaged in owning or developing resources, or supplying goods and services to such companies, and in precious metals. These companies and MLPs may include companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning resources. Resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), chemicals, paper and forest products and other basic commodities. Resources-related companies and MLPs are those supplying goods and services to resource companies.

The Fund will invest more than 25% of its net assets in the energy and resources industries.

The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Fund’s Board of Trustees without shareholder approval upon at least 60 days notice.

Principal Risks of Investing in the Fund

Energy Industry Risk.  Energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations.

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may lose money. Current and future portfolio holdings in the Fund are subject to risk.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Industry Concentration.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory or financial developments.

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MLP Risk.  Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities of MLPs also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk.  MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, this treatment could result in a reduction in the value of your investment in the Fund and lower income.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Resources Industry Risk.  Resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, weather or meteorological events, and tax and other government regulations.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized

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companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	6/30/16: 17.04%
Worst Quarter:	9/30/15: (30.64)%

Average Annual Total Returns (for periods ended 12/31/17)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2017. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

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After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a
401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2017

	1 year	5 years	10 years	Since Inception
BARON ENERGY AND RESOURCES FUND
Retail Shares (Inception date: 12-30-11)
Return before taxes	(8.90)%	(2.78)%	N/A	(3.22)%
Return after taxes on distributions	(8.92)%	(2.80)%	N/A	(3.23)%
Return after taxes on distributions and sale of Fund shares	(5.02)%	(2.09)%	N/A	(2.41)%
Institutional Shares (Inception date: 12-30-11)
Return before taxes	(8.68)%	(2.56%)	N/A	(3.01)%
R6 Shares* (Inception date: 08-31-16)
Return before taxes	(8.58)%	(2.56)%	N/A	(3.01)%
S&P North American Natural Resources Sector Index (reflects no deduction for fees, expenses or taxes)	1.23%	1.07%	N/A	1.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	N/A	15.83%

*	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

The S&P North American Natural Resources Sector Index is an unmanaged index which measures the performance of U.S.-traded natural resources related stocks. The S&P 500 Index is an unmanaged index of larger-cap companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  James Stone has been the portfolio manager of the Fund since its inception on December 30, 2011. Mr. Stone has worked at the Adviser as an analyst since May of 2009.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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Baron Energy and Resources Fund

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Baron Energy and Resources Fund

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Notes

APR18